UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2023 (December 12, 2023)

ENTERPRISE BANCORP, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell,	Massachusetts	01852
(Address of principal executive offices)		(Zip Code)

(978)459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBTC	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to Supplemental Executive Retirement and Deferred Compensation Plan
On December 12, 2023, the Board of Directors (the “Board”) of Enterprise Bancorp, Inc. (the “Company”), on the recommendation of the Compensation and Human Resource Committee of the Board, approved an amendment to the Enterprise Bank Supplemental Executive Retirement and Deferred Compensation Plan (the “SERP”), amending the vesting schedule for any contributions made by the Company for services performed on or after January 1, 2024 to current participants in the SERP who are not fully vested as of the effective date of the SERP Amendment and prospective participants in the SERP (the “SERP Amendment”). Under the SERP Amendment, Company contributions made to such participants on or after January 1, 2024 would be 100% vested upon the earlier of (i) the participant achieving five (5) or more “Years of Participation” under the SERP, or (ii) the participant reaching “Normal Retirement Age,” or 62 years old. For Company contributions under the SERP made for services performed prior to January 1, 2024, the vesting schedule remains unchanged and such contributions would vest upon the earlier of (a) 50% vesting upon the participant achieving four (4) “Years of Participation” under the SERP and the remaining 50% vesting upon the participant achieving six (6) or more “Years of Participation” under the SERP, or (b) 100% vesting upon the participant reaching “Normal Retirement Age,” or 62 years old.
The foregoing description of the SERP Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the SERP Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are included with this Current Report on Form 8-K:

Exhibit 10.1: Amendment to the Enterprise Bank Supplemental Executive Retirement and Deferred Compensation Plan.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: December 15, 2023	By:	/s/ Joseph R. Lussier
Joseph R. Lussier
Executive Vice President, Treasurer and Chief Financial Officer